Exhibit 10.4
EXECUTION COPY



                                    GUARANTY

To:        The CIT Group/Equipment Financing, Inc. ("CIT")

           Bank of America, N.A. ("BofA")

           Wells Fargo Bank, National Association, as Collateral Agent

         The undersigned (hereinafter the "undersigned" or the "Guarantor") requests each of you to extend credit to or to purchase security agreements, leases, notes, accounts and/or other obligations (herein generally termed "paper") of or from or otherwise to do business with WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement dated as of May 10, 2002 with World Travel, LLC, as Trustor (the "Owner"), and WORLD TRAVEL, LLC (the "Company"), and to induce you so to do and in consideration thereof and of benefits to accrue to the undersigned therefrom, the undersigned, as a primary obligor, unconditionally guarantees to you that the Company will fully and promptly pay and perform all of its present and future obligations to you under the Operative Documents, including, without limitation, the principal amount of and interest on the Notes and all other amounts due and owing to you under the Operative Documents, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured or unmatured and whether originally contracted with you or otherwise acquired by you, irrespective of any invalidity or unenforceability of any such obligation or the insufficiency, invalidity or unenforceability of any security therefor; and agrees, without your first having to proceed against the Company or to liquidate paper or any security therefor, to pay on demand all sums due and to become due to you under the Operative Documents, including, without limitation, the principal amount of and interest on the Notes and all other amounts due and owing to you under the Operative Documents, from the Company and all costs, attorneys' fees or expenses which may be suffered by you by reason of the Company's default or default of the undersigned hereunder. This guaranty is an unconditional guarantee of payment and performance. The guarantor shall not be released or discharged, either in whole or in part, by your failure or delay to perfect or continue the perfection of any security interest in any property which secures the obligations of the Company or the undersigned to you, or to protect the property covered by such security interest. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in Appendix 1 hereto.

         The undersigned hereby further agrees and covenants to the agreements set forth on Schedule A hereto.

         No termination hereof shall be effected by the bankruptcy, insolvency or cessation of business as a going concern of the undersigned or the Company. It is the purpose and intent of the undersigned that its obligations under this guaranty shall be absolute and unconditional and that this guaranty shall remain in full force and effect until the irrevocable payment in full of all obligations guaranteed hereby.

         The undersigned waives: notice of acceptance hereof; presentment, demand, protest and notice of nonpayment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by the Company, any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the undersigned may now or hereafter have against the Company or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Company's property (including, without limitation, property collateralizing its obligations to you), arising from the existence or performance of this guaranty until payment in full of all obligations guaranteed hereby; any and all defenses based on suretyship or any other applicable law, including without limitation all rights and defenses arising out of (i) an election of remedies by you even though that election of remedies may have destroyed rights of subrogation and reimbursement against the Company by operation of law or otherwise, (ii) protections afforded to the Company pursuant to antideficiency or similar laws limiting or discharging the Company's obligations to you, (iii) the invalidity or unenforceability of this guaranty or any of the Operative Documents or the impossibility or illegality of performance of any obligations thereunder, (iv) the failure to notify the undersigned of the disposition of any property securing the obligations of the Company, (v) the commercial reasonableness of such disposition or the impairment, however caused, of the value of such property, (vi) any change in circumstances affecting performance by the undersigned or the Company, and (vii) any duty on your part (should such duty exist) to disclose to the undersigned any matter, fact or thing related to the business operations or condition (financial or otherwise) of the Company or its affiliates or property, whether now or hereafter known by you.

         You may at any time and from time to time, without the undersigned's consent, without notice to the undersigned and without affecting or impairing the obligation of the undersigned hereunder, do any of the following:

                   (a) renew, extend (including extensions beyond the original term of the respective item of paper), modify (including changes in interest rates), release or discharge any obligations of the Company, of its customers, of co-guarantors (whether hereunder or under a separate instrument) or of any other party at any time directly or contingently liable for the payment of any of said obligations;

                   (b) accept partial payments of said obligations;

                   (c) accept new or additional documents, instruments or agreements relating to or in substitution of said obligations;

                   (d) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of said obligations and the security therefor in any manner;

                   (e) consent to the transfer or return of the security, take and hold additional security or guaranties for said obligations;

                   (f) amend, exchange, release or waive any security or guaranty: or

                   (g) bid and purchase at any sale of paper or security and apply any proceeds or security, and direct the order and manner of sale.

         If a claim is made upon you at any time for repayment or recovery of any amount(s) or other value received by you, from any source, in payment of or on account of any of the obligations of the Company guaranteed hereunder and you repay or otherwise become liable for all or any part of such claim by reason of:

                   (a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or

                   (b) any settlement or compromise of any such claim,

the undersigned shall remain liable to you hereunder for the amount so repaid or for which you are otherwise liable to the same extent as such amount(s) had never been received by you, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the obligations of the Company. This guaranty shall bind our respective heirs, administrators, representatives, successors, and assigns, and shall inure to your successors and assigns, including, but not limited to, any party to whom you may assign any item or items of paper, the undersigned hereby waiving notice of any such assignment. All of your rights are cumulative and not alternative.

         This Agreement may only be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Guarantor and the Required Lenders.

         THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (EXCEPT TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS
LAW).

         Any suit by Collateral Agent, BofA or CIT to enforce any claim arising out of this guaranty or any other Operative Document may be brought in any state or Federal court located in New York having subject matter jurisdiction, and with respect to any such claim, each party to the Operative Documents hereby irrevocably: (a) submits to the non-exclusive jurisdiction of such courts; and (b) consents to the service of process out of said courts in the manner provided for notices set forth below. The Guarantor irrevocably waives, to the fullest extent permitted by law: (A) any claim, or any objection, that it now or hereafter may have, that venue is not proper with respect to any such suit, action or proceeding brought in such a court located in New York including, without limitation, any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum; and
(B) any claim that the Guarantor is not subject to personal jurisdiction or service of process in such forum. The Guarantor agrees that any suit to enforce any claim arising out of the Operative Documents or any course of conduct or dealing of Collateral Agent, BofA or CIT shall be brought and maintained exclusively in any state or Federal court located in New York. Nothing in this paragraph shall affect the right of Collateral Agent or any Lender to bring any action or proceeding against the Company, the Guarantor or the Collateral in the courts of any other jurisdiction. The Guarantor agrees that a final judgment in any action or proceeding in a state or Federal court within the United States may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

         BY EXECUTION OF THIS GUARANTY THE UNDERSIGNED, AND BY THEIR ACCEPTANCE OF THIS GUARANTY THE COLLATERAL AGENT, BOFA AND CIT, AGREE TO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH, OR RELATED TO THIS GUARANTY.

         All demands, notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or one business day after being sent by overnight delivery service or three days after being deposited in the mail, certified mail postage prepaid, or when sent by facsimile transmission, if confirmed by mechanical confirmation and if a copy thereof is promptly thereafter personally delivered, sent by overnight delivery service or so deposited in the mail, addressed to: (A) the Company, the Guarantor or Collateral Agent at the address set forth below, or at such other address as may hereafter be furnished by either party to the other and
(B) each Lender at its address set forth below its signature to its Note:

                   (i) if to the Company:

                                 WORLD TRAVEL, LLC
                                 3131 Las Vegas Boulevard South
                                 Las Vegas, Nevada  89109
                                 Attention:  Ron Kramer
                                 Facsimile:  (702) 770-1100
                                 Telephone: (702) 770-7700

                                 With a copy to:

                                 World Travel, LLC
                                 3131 Las Vegas Boulevard South
                                 Las Vegas, Nevada  89109
                                 Attention:  General Counsel
                                 Facsimile:   (702) 770-1520
                                 Telephone:  (702) 770-2111

                  (ii) if to Guarantor:

                                 WYNN LAS VEGAS, LLC,
                                 3131 Las Vegas Boulevard South
                                 Las Vegas, Nevada  89109
                                 Attention:  Ron Kramer
                                 Facsimile:  (702) 770-1100
                                 Telephone: (702) 770-7700

                                 With a copy to:

                                 Wynn Las Vegas, LLC
                                 3131 Las Vegas Boulevard South
                                 Las Vegas, Nevada  89109
                                 Attention:  General Counsel
                                 Facsimile:   (702) 770-1520
                                 Telephone:  (702) 770-2111

                 (iii) if to the Collateral Agent:

                                 Wells Fargo Bank,
                                   National Association
                                 299 South Main Street, 12th Floor
                                 MAC U1228-120
                                 Salt Lake City, Utah  84111

Dated:  May 24, 2005

                                    WYNN LAS VEGAS, LLC,
                                       a Nevada limited liability company,
                                       as the Guarantor

                                    3131 Las Vegas Boulevard South
                                       Las Vegas, Nevada  89109

                                    By: Wynn Resorts Holdings, LLC,
                                         a Nevada limited liability company,
                                         its sole member

                                              By: Wynn Resorts, Limited,
                                                    a Nevada corporation,
                                                    its sole member



                                              By:     /s/ Marc H. Rubinstein
                                                    ---------------------------
                                                    Name:  Marc H. Rubinstein
                                                    Title:  Sr. VP & Secretary

                                   SCHEDULE A

                         FINANCIAL CONDITION COVENANTS


         Section 1.1. The Guarantor hereby agrees that it shall comply with the covenants of the Guarantor as set forth in Section 7.1 of the Wynn Credit Agreement, as calculated in accordance with the terms of the Wynn Credit Agreement.

         Section 1.2. The Guarantor hereby agrees that it shall, directly or indirectly:

                   (a) Furnish to the Lenders so long as there are not more than two Lenders, and to the Collateral Agent, if there are more than two Lenders, which the Collateral Agent shall deliver to the Lenders:

                            (i) as soon as available, but in any event not
                  later than the earlier of (1) 10 days after the filing with the Securities Exchange Commission of the Guarantor's Annual Report (or Wynn Resorts' Annual Report if no Annual Report for the Guarantor has been filed) on Form 10-K (or successor form thereto) with respect to each fiscal year and (2) 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheets of the Guarantor and its consolidated Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income and of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing;

                           (ii) as soon as available, but in any event not
                  later than the earlier of (1) 10 days after the filing with the Securities Exchange Commission of the Guarantor's Quarterly Report (or Wynn Resorts' Quarterly Report if no Quarterly Report for the Guarantor has been filed) on Form 10-Q (or successor form thereto) with respect to each of the first three quarterly periods of each fiscal year and (2) 45 days after the end of each of the first three quarterly periods of each fiscal year, the unaudited consolidated balance sheets of the Guarantor and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a responsible officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

         All such financial statements shall be complete and correct in all material respects (in the case of financial statements delivered pursuant to subsection (ii) of this Section 1.2(a), subject to normal year-end audit adjustments) and shall be prepared in reasonable detail and, in the case of financial statements delivered pursuant to subsections (i) and (ii) of this Section 1.2(a), in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                   (b) Furnish to the Lenders so long as there are not more than two Lenders, and to the Collateral Agent, if there are more than two Lenders, which the Collateral Agent shall deliver to the Lenders concurrently with the delivery of any financial statements pursuant to
         Section 1.2(a), (i) a certificate of a responsible officer stating that such responsible officer has obtained no knowledge of the existence of any default or Event of Default (as defined in the Security Agreement) except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, a compliance certificate containing all information and calculations necessary for determining compliance by the Guarantor with the provisions of Section
         1.1 of this Schedule as of the last day of the applicable fiscal quarter or fiscal year, as the case may be.

         Unless otherwise defined in Appendix 1 hereto, all capitalized terms used herein shall have the meanings set forth in the Wynn Credit Agreement.


                                   APPENDIX 1
                                       TO
                              OPERATIVE DOCUMENTS

         In the Operative Documents, unless the context otherwise requires:

                   (a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

                   (b) words importing the singular include the plural and vice versa;

                   (c) a reference to a part, clause, section, article, exhibit or schedule is a reference to a part, clause, section and article of, and exhibit and schedule to, such Operative Document;

                   (d) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws amending, supplementing, supplanting, varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

                   (e) a reference to a document includes any amendment or supplement to, or replacement or novation of, that document;

                   (f) a reference to a party to a document includes that party's successors and permitted assigns; and

                   (g) references to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement followed by or referable to an enumeration of specific matters to matters similar to those specifically mentioned.

         Further, each of the parties to the Operative Documents and their counsel have reviewed and revised the Operative Documents, or requested revisions thereto, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in construing and interpreting the Operative Documents.

         "Act" is defined in Paragraph 6(f) of the Security Agreement.

         "Adjusted Base Rate" shall mean the Base Rate plus the Applicable Lender Margin.

         "Adjusted LIBOR Rate" shall mean the LIBOR Rate plus the Applicable Lender Margin.

         "Administrative Charge" shall mean an amount equal to the amount, if any, required to compensate each Lender for any loss (other than loss of anticipated profits) or expense that such Lender may incur as a result of the Makers' payment of principal on a Promissory Note and Agreement on any date other than on a Payment Date. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment to the last day of such Interest period in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Lender Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank market. A certificate as to any amounts payable pursuant to this definition submitted to the Makers by any Lender shall be conclusive in the absence of manifest error.

         "Affiliate" shall mean, as applied to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as applied to any Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         "Aircraft" is defined in Paragraph 1 of the Security Agreement.

         "Aircraft Lease" is defined in Paragraph 7(d) of the Security
Agreement.

         "Aircraft Trust" is defined in Paragraph 1 of the Security Agreement.

         "Airframe" is defined in Paragraph 1 of the Security Agreement.

         "Applicable Administrative Charge" shall mean, as of any date of determination in respect of any event, any Administrative Charge determined to be due and owing in respect of such event.

         "Applicable Lender Margin" shall mean (i) at any time of determination of the LIBOR Rate, 2.375% per annum, and (ii) at any time of determination of the Base Rate, 1.25% per annum.

         "Approved Lease" means the Aircraft Lease Agreement dated as of May 24, 2005 by and between Owner and World Travel (the "Aircraft Head Lease") or any other lease or operating agreement between Owner and World Travel, or any Affiliate of World Travel, substantially in the form of the Aircraft Head Lease.

         "Approved Sublease" means the Aircraft Sublease made and entered into as of the 24th day of May, 2005 by and between World Travel and Las Vegas Jet, LLC (the "Aircraft Sublease"), or any other lease between World Travel, or any Affiliate of World Travel, substantially in the form of the Aircraft Sublease.

         "Assignee" is defined in Paragraph 13 of the Security Agreement.

         "Base Rate" for any day shall mean a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

         "BofA" shall mean Bank of America, N.A., together with its successors and assigns.

         "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York or Las Vegas, Nevada or Salt Lake City, Utah are authorized or required by law to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, amounts under this Promissory Note and Agreement bearing interest at the Adjusted LIBOR Rate, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in Dollar deposits in the New York interbank market.

         "Casualty" shall mean any of the following events in respect of the Aircraft or Airframe: (a) the total loss of such Aircraft or Airframe, the total loss of use thereof due to theft, disappearance, destruction, damage beyond repair or the rendering of such Aircraft or Airframe permanently unfit for normal use for any reason whatsoever (other than obsolescence); (b) any damage to such Aircraft or Airframe which results in an insurance settlement with respect to such Aircraft or Airframe on the basis of a total loss or a constructive total loss; (c) the permanent condemnation, confiscation or seizure of, or the requisition of title to or use of, such Aircraft or Airframe; or (d) as a result of any Requirement of Law or other action by any Governmental Agency, the use of such Aircraft or Airframe in the normal course of the Makers' or any of their affiliate's business shall have been prohibited, directly or indirectly, for a period equal to the lesser of 180 consecutive days and the remaining period until the Maturity Date.

         "Casualty Amount" is defined in Schedule 3 to the Promissory Notes and Agreements.

         "Casualty Notice" is defined in Schedule 3 to the Promissory Notes and Agreements.

         "Casualty Settlement Date" is defined in Schedule 3 to the Promissory Notes and Agreements.

         "CIT" shall mean The CIT Group/Equipment Financing, Inc., together with its successors and assigns.

         "Collateral" is defined in Paragraph 1 of the Security Agreement.

         "Collateral Agent" shall mean Wells Fargo Bank, National Association, as collateral agent under the Intercreditor Agreement and its successors.

         "Debtors" shall mean the Owner and World Travel.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Engine" is defined in Paragraph 1 of the Security Agreement.

         "Event of Default" shall have the meaning set forth in Paragraph 9 of the Security Agreement.

         "FAA" shall mean the Federal Aviation Administration, or any successor agency thereto.

         "Federal Funds Effective Rate" for any day shall mean the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Collateral Agent from three federal funds brokers of recognized standing selected by it.

         "GAAP" shall mean generally accepted accounting principles in the United States, from time to time.

         "Governmental Agency" or "Governmental Authority" shall mean any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, (including the Nevada Gaming Authorities, any zoning authority, the FDIC, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority), and entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any arbitrator with authority to bind a party at law.

         "Guarantor" shall mean Wynn Las Vegas, LLC, a Nevada limited liability company.

         "Guaranty" shall mean that certain Guaranty dated May 24, 2005 by the Guarantor in favor of the Lenders and the Collateral Agent.

         "Intercreditor Agreement" shall mean that certain Intercreditor and Collateral Agency Agreement dated May 24, 2005 among the Lenders and the Collateral Agent.

         "Interest Period" shall mean, initially, the period commencing on the borrowing, with respect to the Promissory Notes and Agreements and ending June 30, 2005, and thereafter, each period commencing on the last day of the next preceding Interest Period applicable to the Promissory Notes and Agreements and ending 3 months thereafter; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                   (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date, as applicable; and

                 (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

         "Interest Rate" shall mean, for each day during each Interest Period with respect thereto, (i) a rate per annum equal to the Adjusted LIBOR Rate or
(ii) if the LIBOR Rate is illegal, unavailable or impracticable, as described in Schedule 1 to the Promissory Notes and Agreements, the Adjusted Base Rate.

         "Lender" shall mean BofA or CIT and "Lenders" shall mean BofA and CIT, collectively.

         "LIBOR Rate" shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a 3 month period which appears on the Bloomberg Page BBAM published by the British Bankers Association or any successor page or source thereto, effective as of 11:00 a.m. (London, England time) two (2) Business Days prior to the beginning of such Interest Period; provided that the LIBOR Rate for the first Interest Period commencing on the borrowing shall be a rate per annum for a 30-day period.

         "Loans" shall mean the principal amount outstanding on all of the Promissory Notes and Agreements secured by the Security Agreement.

         "Maintenance Program" is defined in Paragraph 6(f) of the Security Agreement.

         "Makers" shall mean the Owner and World Travel.

         "Maturity Date" shall mean March 31, 2010, or such earlier date on which:

                  (i)     the Makers are required to pay the Casualty Amount, or

                 (ii)     the Makers elect to pay the Payoff Amount, or

                (iii) the holder of this Negotiable Promissory Note and Agreement elects to accelerate it note's maturity pursuant to the provisions hereof.

         "Minimum Prepayment Amount" shall mean $10,000,000 of the aggregate principal amount of the Loans then outstanding.

         "Operative Documents" shall mean the Promissory Notes and Agreements, the Security Agreement, the Guaranty and the Intercreditor Agreement.

         "Overdue Rate" shall mean rate per annum which is 2% above the applicable Interest Rate then in effect.

         "Owner" is defined in Paragraph 1 of the Security Agreement.

         "Parts" is defined in Paragraph 1 of the Security Agreement.

         "Payment Date" shall mean (i) the last day of each Interest Period and
(ii) the Maturity Date.

         "Pay Off Amount" is defined in the Prepayment Rider to the Negotiable Promissory Notes and Agreements.

         "Permitted Liens" is defined in Paragraph 2 of the Security Agreement.

         "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Prime Rate" shall mean the rate which Bank of America, N.A. announces, from time to time, as its prime lending rate, the Prime Rate to change when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by Bank of America, N.A. to any customer of Bank of America, N.A. The Makers acknowledge that Bank of America, N.A. may, from time to time, make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

         "Promissory Notes and Agreements" shall mean the Promissory Notes and Agreements dated May 24, 2005 by the Makers in favor of each of BofA and CIT.

         "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, capital stock.

         "Required Lenders" shall mean at anytime, the Lenders holding 76% or more in principal or face amount of the Promissory Notes and Agreements of the Debtors then outstanding.

         "Requirement of Law" shall mean, as to any Person, the governing documents of such Person, and any law, treaty, order, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

         "Security Agreement" shall mean that certain Security Agreement, dated May 24, 2005 between each of the Debtors and the Collateral Agent.

         "Secured Party" shall mean the Collateral Agent.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Nevada.

         "World Travel" shall mean World Travel, LLC, a Nevada limited liability company.

         "Wynn Credit Agreement" shall mean the CREDIT AGREEMENT dated as of December 14, 2004 and entered into among the Guarantor, the several banks and other financial institutions or entities from time to time party to this Agreement as lenders, DEUTSCHE BANK SECURITIES INC., as lead arranger and joint book running manager, DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (in such capacity and together with its successors and assigns, the "Administrative Agent"), issuing lender and swing line lender, BANC OF AMERICA SECURITIES LLC, as lead arranger and joint book running manager, BANK OF AMERICA, N.A., as syndication agent, BEAR, STEARNS & CO. INC., as arranger and joint book running manager, BEAR STEARNS CORPORATE LENDING INC., as joint documentation agent, J.P. MORGAN SECURITIES INC., as arranger and joint book running manager, JPMORGAN CHASE BANK, N.A., as joint documentation agent, SG AMERICAS SECURITIES, LLC, as arranger and joint book running manager, and SOCIETE GENERALE, as joint documentation agent, as the same may be, in whole or in part, amended, restated, refinanced, renewed, extended, supplemented or otherwise modified from time to time; provided that if at any time the Wynn Credit Agreement is no longer in effect, "Wynn Credit Agreement" shall refer to the terms, covenants and definitions set forth in the Wynn Credit Agreement as in effect on the last day such agreement was in effect.